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DCB FINANCIAL CORP - 8-K                                   Filing Date: 04/28/03
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                        ACT OF 1934.

Date of Report (Date of earliest event reported)       April 28, 2003
                                                 -----------------------------

                               DCB Financial Corp.
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             (Exact Name of Registrant as Specified in its Charter)

         Ohio                            0-22387                 31-1469837
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(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)

         110 Riverbend Avenue,      Lewis Center, Ohio                 43035
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's Telephone Number, including Area Code   (740) 657-7000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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DCB FINANCIAL CORP - 8-K                                   Filing Date: 04/28/03
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(C)  Exhibits

     The following exhibits are filed herewith:


EXHIBIT NO.                DESCRIPTION OF EXHIBIT

99 Press Release dated April 28, 2003 with respect to the Registrant's financial results in the first quarter ended March 31, 2003.



ITEM 9.  INFORMATION FURNISHED UNDER ITEM 12

              On April 28, 2003, DCB Financial Corp issued a press release announcing its results of operations and financial condition for the three months ("first quarter") ended March 31, 2003. A copy of the press release is being furnished pursuant to Item 12: "Results of Operations and Financial Condition" and is attached as Exhibit 99 and is included under this Item 9 in accordance with SEC Release No. 33-8216.







                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

         Dated:   April 28, 2003

                                               /s/ Jeffrey T. Benton
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                                               Jeffrey T. Benton
                                               President and CEO